TIMBER POINT GLOBAL ALLOCATIONS FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2021 (Unaudited)

COMMON STOCK - 7.27%	Shares	Value

Banks - 0.29%
PNC Financial Services Group, Inc.	480	$96,250

Biotechnology - 0.38%
Immix Biopharma, Inc. (a)	35,000	124,600

Building Materials - 0.28%
Vulcan Materials Co.	450	93,411

Commercial Services - 0.83%
Core Scientific, Inc. (a)	25,000	273,750

Computers - 0.51%
Apple, Inc.	950	168,691

Diversified Financial Services - 1.10%
Visa, Inc. - Class A	500	108,355
Coinbase Global, Inc. (a)	1,000	252,370
		360,725
Healthcare - Products - 0.28%
Medtronic PLC - Ireland	875	90,519

Internet -0.40%
Meta Platforms, Inc. (a)	390	131,177

Machinery - Diversified - 0.51%
Urban-Gro, Inc. (a)	16,000	167,680

Oil & Gas - 1.09%
Pioneer Natural Resources Co.	900	163,692
Exxon Mobil Corp.	3,200	195,808
		359,500
Pharmaceuticals - 0.29%
Inhibikase Therapeutics, Inc. (a)	65,000	95,550

Real Estate - 0.88%
Harbor Custom Development, Inc. (a)	110,000	289,300

Retail - 0.43%
Starbucks Corp.	1,200	140,364

TOTAL COMMON STOCK (Cost $2,849,744)		2,391,517

PREFERRED STOCK - 1.04%

Real Estate - 0.48%
Harbor Custom Development, Inc. - Series A, 8.00%	10,000	156,800

Retail - 0.56%
Fat Brands, Inc. - Series B, 8.25%	10,000	184,800

TOTAL PREFERRED STOCK (Cost $474,150)		341,600

TIMBER POINT GLOBAL ALLOCATIONS FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2021 (Unaudited)

CLOSED-END FUNDS - 3.03%	Shares	Value

Variant Alternative Income Fund	35,663	$995,720

TOTAL CLOSED-END FUNDS (Cost $1,000,000)		995,720

EXCHANGE-TRADED FUNDS - 51.47%

Alternative Funds - 0.53%
ProShares Bitcoin Strategy ETF	6,000	173,400

Commodity Funds - 3.88%
iShares Gold Trust (a)	16,000	556,960
KraneShares Global Carbon ETF (a)	14,100	717,690
		1,274,650
Equity Funds - 47.06%
Direxion Daily S&P 500 Bull 3X	10,000	1,434,100
Invesco Water Resources ETF	5,200	316,368
iShares Core MSCI Emerging Markets ETF	10,100	604,586
iShares Core MSCI Europe ETF	18,020	1,048,043
iShares Core MSCI Pacific ETF	11,530	736,306
iShares Core S&P Mid-Cap ETF (b)	8,020	2,270,302
iShares Core S&P 500 ETF (b)	14,000	6,677,860
iShares Core S&P Small-Cap ETF	6,560	751,185
iShares MSCI Canada ETF	8,100	311,283
iShares MSCI Frontier and Select EM ETF	13,500	465,885
SPDR S&P Biotech ETF	2,800	313,488
SPDR S&P Regional Banking ETF	2,700	191,295
SPDR S&P Insurance ETF	4,500	181,665
VanEck Vectors Agribusiness ETF	1,800	171,756
		15,474,122

TOTAL EXCHANGE-TRADED FUNDS (Cost $16,209,207)		16,922,172

MUTUAL FUNDS - 13.31%

Asset Allocation Fund - 10.35%
Timber Point Alternative Income Fund - Institutional Class (d)	400,987	3,404,383

Equity Fund - 2.96%
LS Opportunity Fund - Institutional Class	58,754	973,562

TOTAL MUTUAL FUNDS (Cost $4,193,064)		4,377,945

WARRANTS - 1.06%
FAT Brands, Inc., $5.00, 06/30/2025 (a)	50,000	333,000
Harbor Custom Development, Inc., $5.00, 06/10/2026 (a)	12,500	8,875
Harbor Custom Development, Inc., $2.97, 10/04/2026 (a)	22,500	6,995

TOTAL WARRANTS (Cost $850)		348,870

TIMBER POINT GLOBAL ALLOCATIONS FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2021 (Unaudited)

BONDS & NOTES - 0.02%	Principal Amount	Value

Asset Backed Securities - 0.01%
Countrywide Asset-Backed Certificates, 5.216%, 10/25/2017 (b) (e) (f)	$1,331	$1,361
RASC Series 2003-KS4 Trust, 3.870%, due 05/25/2033 (b)	42	46

Total Asset Backed Securities (Cost $1,373)		1,407

Mortgage Backed Securities - 0.01%
Banc of America Funding 2006-2 Trust, 5.750%, due 03/25/2036 (b)	1,353	1,298
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-7 Trust, 4.142%, 09/25/2036 (b) (e)	6,856	2,713

Total Mortgage Backed Securities (Cost $4,525)		4,011

TOTAL BONDS & NOTES (Cost $5,898)		5,418

OPTIONS PURCHASED - 0.01%

		Notional	Exercise
CALL OPTIONS PURCHASED - 0.01%	Contracts [1]	Amount	Price	Expiration

Tattooed Chef, Inc.	100	$200,000	$20.00	1/21/2022	1,300

TOTAL CALL OPTIONS PURCHASED (Cost $4,722)					1,300

TOTAL OPTIONS PURCHASED (Cost $4,722)					1,300

SHORT-TERM INVESTMENT - 20.70%	Shares

Federated Hermes Government Obligations Fund - Institutional Shares, 0.03% (c)	6,807,093	6,807,093

TOTAL SHORT-TERM INVESTMENT (Cost $6,807,093)		6,807,093

TOTAL INVESTMENTS (Cost $31,544,727) - 97.91%		32,191,635

SECURITIES SOLD SHORT (Proceeds $ ) (0.37%)		(120,445)

OPTIONS WRITTEN (Premiums Received $31,331) - (0.04)%		(13,760)

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 2.50%		822,966

NET ASSETS - 100%		$32,880,396

(a) Non-income producing security.

(b) All or a portion of the security is segregated as collateral for options written.

(c) Rate shown represents the 7-day effective yield at December 31, 2021 is subject to change and resets daily.

(d) Affiliated investment company. See Note 6.

(e) Variable rate security - Interest rate shown represents the rate on December 31, 2021.

(f) Principal payments are still being received, not yet matured.

1 Each option contract is equivalent to 100 shares of the underlying ETF. All options are non-income producing.

ETF - Exchange-Traded Fund

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

TIMBER POINT GLOBAL ALLOCATIONS FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS - SECURITIES SOLD SHORT

December 31, 2021 (Unaudited)

SECURITIES SOLD SHORT - (0.37)%
	Shares	Value
EXCHANGE-TRADED FUNDS - (0.37)%

Asset-Allocation Fund - (0.37)%
iPath Series B S&P 500 VIX Short-Term Futures ETN	6,500	$120,445

TOTAL EXCHANGE-TRADED FUNDS (Proceeds $154,370)		120,445

TOTAL SECURITIES SOLD SHORT (Proceeds $154,370)		$120,445

ETN - Exchange Traded Note

The accompanying notes are an integral part of these financial statements.

TIMBER POINT GLOBAL ALLOCATIONS FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS - WRITTEN OPTIONS

December 31, 2021 (Unaudited)

OPTIONS WRITTEN - (0.04%)
		Notional	Exercise
CALL OPTIONS WRITTEN - (0.02)%	Contracts [1]	Amount	Price	Expiration	Value

KraneShares Global Carbon Strategy ETF	70	$385,000	$55.00	1/21/2022	$6,650
ProShares Bitcoin Strategy ETF	30	$105,000	$35.00	1/21/2022	1,350

TOTAL PUT OPTIONS WRITTEN (Premiums Received $31,331)					8,000

PUT OPTIONS WRITTEN - (0.02%)	Contracts [1]	Amount	Price	Expiration	Value

KraneShares Global Carbon Strategy ETF	28	$126,000	$45	1/21/2022	$1,260
ProShares Bitcoin Strategy ETF	30	$84,000	$28	1/21/2022	4,500

TOTAL PUT OPTIONS WRITTEN (Premiums Received $8,464)					5,760

TOTAL OPTIONS WRITTEN (Premiums Received $8,464)					$13,760

1 Each option contract is equivalent to 100 shares of the underlying exchange-traded fund. All options are non-income producing.

ETF - Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

TIMBER POINT ALTERNATIVE INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 2021 (Unaudited)

COMMON STOCK - 0.48%	Shares	Value

Exxon Mobil Corp.	1,400	$85,666

TOTAL COMMON STOCKS (Cost $87,823)		85,666

PREFERRED STOCK - 1.27%

Banks - 0.61%
State Street Corp. - Series D, 5.90%	2,000	54,620
Truist Financial Corp. - Series O, 5.25%	2,000	55,560
		110,180
Real Estate - 0.66%
Harbor Custom Development, Inc.	7,500	117,600

TOTAL PREFERRED STOCK (Cost $222,265)		227,780

Variant Alternative Income Fund	35,663	995,721

TOTAL CLOSED END FUNDS (Cost $1,000,000)		995,721

EXCHANGE-TRADED FUNDS - 37.17%

Alternative Funds - 0.48%
ProShares Bitcoin Strategy ETF	3,000	86,700

Commodity Funds - 2.11%
iShares Gold Trust (a)	5,000	174,050
KraneShares Global Carbon Strategy ETF (a)	4,000	203,600
		377,650
Debt Funds - 30.63%
Invesco Preferred ETF	15,000	225,000
iShares Broad USD High Yield Corporate Bond ETF (b)	27,000	1,112,130
iShares Core U.S. Aggregate Bond ETF (b)	20,000	2,281,600
SPDR Bloomberg Barclays High Yield Bond ETF (b)	12,000	1,302,840
VanEck Vectors Fallen Angel High Yield Bond ETF (b)	17,500	576,975
		5,498,545
Equity Funds - 3.95%
Direxion Daily S&P 500 Bull 3X	2,000	286,820
iShares Select Dividend ETF	2,000	245,180
SPDR S&P Regional Banking ETF	2,500	177,125
		709,125

TOTAL EXCHANGE-TRADED FUNDS (Cost $6,330,699)		6,672,020

WARRANTS - 0.15%

Harbor Custom Development, Inc.	37,500	26,625

TOTAL WARRANTS (Cost $375)		26,625

BONDS & NOTES - 46.31%	Principal Amount

Asset Backed Securities - 0.03%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2003-11, 4.963%, due 12/25/2033 (d)	$297	368
Countrywide Asset-Backed Certificates, 5.216%, due 10/25/2017 (d) (f)	3,994	4,082
GE Capital Mortgage Services, Inc. 1999-HE1 Trust, 6.265%, due 04/25/2029	143	144
RAMP Series 2005-RS1 Trust, 4.713%, due 11/25/2034	4	4
RASC Series 2003-KS4 Trust, 3.870%, due 05/25/2033	70	77

Total Asset Backed Securities (Cost $4,504)		4,675

TIMBER POINT ALTERNATIVE INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 2021 (Unaudited)

BONDS & NOTES - 46.37% (continued)	Principal Amount	Value
Corporate Bonds - 45.54%

Aerospace & Defense - 1.71%
Boeing Co., 2.196%, due 02/04/2026	$100,000	$100,004
Embraer Netherlands Finance BV, 5.050%, due 06/15/2025	200,000	206,952
		306,956
Agriculture - 0.58%
BAT Capital Corp.	100,000	103,954

Airlines - 3.54%
American Airlines 2014-1 Class B Pass Through Trust, 4.375%, due 10/01/2022	39,120	38,994
Continental Airlines 2007-1 Class B Pass Through Trust, 6.903%, due 10/19/2023	11,762	11,801
Delta Air Lines, Inc., 3.625%, due 03/15/2022	250,000	250,002
United Airlines Holding, Inc., 4.875%, due 01/15/2025	325,000	334,344
		635,141
Auto Manufacturers - 1.21%
Ford Motor Credit Co LLC, 4.542%, due 08/01/2026	200,000	217,250

Auto Parts & Equipment - 0.60%
Goodyear Tire & Rubber Co., 5.125%, due 11/15/2023	100,000	108,099

Banks - 4.21%
BAC Capital Trust XIV, 4.000%, due 02/16/2051 (d)	150,000	149,319
BNP Paribas SA - France, 4.625%, due 02/25/2051 (d) (e)	250,000	250,750
First-Citizens Bank & Trust Co., 4.75%, due 02/16/2024	100,000	105,750
Mellon Capital IV, 4.000%, due 06/19/2051	250,000	250,024
		755,843
Chemicals - 1.71%
Olin Corp., 5.500%, due 08/15/2022	200,000	204,250
Olin Corp., 5.125%, due 09/15/2027	100,000	102,625
		306,875
Commercial Services - 0.58%
ADT Security Corp, 4.125%, due 06/15/2023	100,000	103,864

Diversified Financial Services - 5.43%
AerCap Ireland Capital DAC, 1.750%, due 10/29/2024	150,000	149,642
Air Lease Corp., 4.250%, due 09/15/2024	100,000	106,376
Aircastle Ltd., Bermuda, 4.125%, due 05/01/2024	100,000	104,427
Ally Financial, Inc., 3.875%, due 05/21/2024	100,000	105,402
Mastercard, Inc., 2.000%, due 11/18/2031	60,000	59,890
Navient Corp., 6.125%, due 03/25/2024	100,000	106,625
Oppenheimer Holdings Inc., 5.500%, due 10/01/2025	176,000	183,040
Stifel Financial Corp, 4.250%, due 07/18/2024	150,000	159,756
		975,158
Food - 0.53%
TreeHouse Foods, Inc., 4.000%, due 09/01/2028	100,000	96,000

Healthcare - Products - 0.69%
Hill-Rom Holdings, Inc., 7.000%, due 02/25/2024	114,000	123,843

Healthcare - Services - 0.58%
Tenet Healthcare Corp., 4.625%, due 07/15/2024	102,000	103,275

Insurance - 1.81%
Radian Group, Inc., 4.500%, due 10/01/2024	50,000	52,375
Radian Group, Inc., 6.625%, due 03/15/2025	75,000	82,875
ProAssurance Corp., 5.300%, due 11/15/2023	80,000	84,420
Unum Group, 4.000%, due 03/15/2024	100,000	105,593
		325,263

TIMBER POINT ALTERNATIVE INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 2021 (Unaudited)

BONDS & NOTES - 46.37% (continued)	Principal Amount	Value

Corporate Bonds - 45.54% (continued)

Investment Companies - 2.07%
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 4.750%, due 09/15/2024	$45,000	$46,687
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.250%, due 05/15/2026	125,000	130,156
FS KKR Capital Corp., 2.625%, due 01/15/2027	95,000	93,811
BlackRock TCP Capital Corp., 2.850%, due 02/09/2026	100,000	100,424
		371,078
Iron & Steel - 0.87%
ArcelorMittal SA - Luxembourg, 3.600%, due 07/16/2024	150,000	156,261

Lodging - 1.62%
Hyatt Hotels Corp., 1.80%, due 10/01/2024	165,000	165,028
Marriott International, Inc., 5.750%, due 05/01/2025	18,000	20,269
Travel + Leisure Co., 5.650%, due 04/01/2024	100,000	106,250
		291,547
Media - 1.56%
AMC Networks, Inc., 5.000%, due 04/01/2024	100,000	100,750
CSC Holdings LLC, 5.875%, due 09/15/2022	125,000	128,125
Univision Communications, Inc., 5.125%, due 02/15/2025 (e)	50,000	50,500
		279,375
Miscellaneous Manufacturing - 1.16%
Hillenbrand, Inc., 5.750%, due 06/15/2025	200,000	209,000

Oil & Gas - 5.43%
Anadarko Petroleum Corp., 5.550%, due 03/15/2026	100,000	107,015
Antero Resources Corp., 5.000%, due 03/01/2025	100,000	101,604
Apache Corp., 3.250%, due 04/15/2022	45,000	44,944
Apache Corp., 5.350%, due 07/01/2049	50,000	57,125
Apache Corp., 4.625%, due 11/15/2025	75,000	80,531
Continental Resources, Inc., 4.500%, due 04/15/2023	150,000	154,570
Devon Energy Corp., 5.250%, due 09/15/2024	50,000	54,096
Murphy Oil, 6.375%, due 07/15/2028	100,000	106,283
Ovintiv Exploration, Inc., 5.375%, due 01/01/2026	150,000	166,221
Petroleos Mexicanos - Mexico, 4.625%, due 09/21/2023	100,000	102,501
		974,890
Packaging & Containers - 0.54%
Ball Corp., 2.875%, due 08/15/2030	100,000	97,000

Pipelines - 1.55%
Energy Transfer LP, 4.250%, due 04/01/2024	100,000	104,997
EQM Midstream Partners LP, 4.750%, due 07/15/2023	68,000	70,720
Rockies Express Pipeline LLC, 3.600%, due 05/15/2025 (e)	100,000	103,000
		278,717
REITS - 4.10%
Diversified Healthcare Trust, 9.750%, due 06/15/2025	100,000	108,195
iStar, Inc., 5.500%, due 02/15/2026	275,000	284,625
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.625%, due 05/01/2024	200,000	213,744
Starwood Property Trust, Inc., 4.750%, due 03/15/2025	125,000	130,000
		736,564

Retail - 2.06%
QVC, Inc., 4.850%, due 04/01/2024	250,000	266,814
Penske Automotive Group, Inc., 3.500%, due 09/01/2025	100,000	102,250
		369,064
Telecommunications - 1.40%
Lumen Technologies, Inc., 5.800%, due 03/15/2022	100,000	100,750
T-Mobile USA, Inc., 2.250%, due 02/15/2026	150,000	150,375
		251,125

Total Corporate Bonds (Cost $8,122,839)		8,176,142

TIMBER POINT ALTERNATIVE INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 2021 (Unaudited)

BONDS & NOTES - 46.37% (continued)	Principal Amount	Value

Mortgage Backed Securities - 0.07%
Banc of America Funding 2006-2 Trust, 5.750%, due 03/25/2036	$4,058	$3,896
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-7 Trust, 4.142%, due 09/25/2036 (d)	20,569	8,138

Total Mortgage Backed Securities (Cost $13,505)		12,034

Municipal Bonds - 0.67%

Puerto Rico Electric Power Authority 5.250%, due 07/01/2022	120,000	120,580

Total Municipal Bonds (Cost $121,598)		120,580

TOTAL BONDS & NOTES (Cost $8,262,446)		8,313,431

SHORT-TERM INVESTMENT - 7.47%	Shares	Value

Federated Hermes Government Obligations Fund - Institutional Shares, 0.03% (c)	1,341,397	$1,341,397

TOTAL SHORT-TERM INVESTMENT (Cost $1,341,397)		1,341,397

TOTAL INVESTMENTS (Cost $17,245,005) - 97.76%		$17,662,640

SECURITIES SOLD SHORT (Proceeds $83,122) - (0.36%)		(64,855)

OPTIONS WRITTEN (Proceeds $8,065) - (0.02%)		(5,185)

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - 2.00%		359,227

NET ASSETS - 100%		$17,951,827

(a) Non-income producing security.

(b) All or a portion of the security is segregated as collateral for options written.

(c) Rate shown represents the 7-day effective yield at December 31, 2021, is subject to change and resets daily.

(d) Variable rate security - Interest rate shown represents the rate on December 31, 2021.

(e) Security exempted from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional investors. At December 31, 2021, the aggregate value of such securities amounted to $404,250 and the value amounts to 2.25% of the net assets of the Income Fund.

(f) Principal payments are still being received, not yet matured.

1 Each option contract is equivalent to 100 shares of the underlying ETF. All options are non-income producing.

AG - Aktiengesellchaft (German equivalent of public limited company)

BV - besloten vennootschap (Belgian equivalent of private limited company)

ETF - Exchange-Traded Fund

ETN - Exchange Traded Note

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

NV - naamloze vennootschap (Belgian equivalent of public limited company)

REITS - Real Estate Investment Trusts

SA - Société Anonyme (French equivalent of public limited company)

The accompanying notes are an integral part of these financial statements.

TIMBER POINT ALTERNATIVE INCOME FUND

SCHEDULE OF INVESTMENTS - SECURITIES SOLD SHORT

December 31, 2021 (Unaudited)

SECURITIES SOLD SHORT - (0.36)%

EXCHANGE-TRADED FUNDS - (0.36)%	Shares	Value

ASSET ALLOCATION FUNDS - (0.36)%

iPath Series B S&P 500 VIX Short-Term Futures ETN	(3,500)	$(64,855)

Total ASSET ALLOCATION FUNDS (Cost 83,122)		(64,855)

TOTAL EXCHANGE-TRADED FUNDS (Proceeds $83,122)		(64,855)

TOTAL SECURITIES SOLD SHORT (Proceeds $83,122)		$(64,855)

ETN - Exchange Traded Note

The accompanying notes are an integral part of these financial statements.

TIMBER POINT ALTERNATIVE INCOME FUND

SCHEDULE OF INVESTMENTS - WRITTEN OPTIONS

December 31, 2021 (Unaudited)

OPTIONS WRITTEN - (0.02%)
		Notional	Exercise
CALL OPTIONS WRITTEN - (0.01)%	Contracts [1]	Amount	Price	Expiration	Value

KraneShares Global Carbon Strategy ETF	20	$110,000	$55.00	1/21/2022	$1,900
ProShares Bitcoin Strategy ETF	15	$52,500	$35.00	1/21/2022	675

TOTAL PUT OPTIONS WRITTEN (Premiums Received $4,736)					$2,575

PUT OPTIONS WRITTEN - (0.01%)	Contracts [1]	Amount	Price	Expiration	Value

KraneShares Global Carbon Strategy ETF	8	$36,000	$45	1/21/2022	$360
ProShares Bitcoin Strategy ETF	15	$42,000	$28	1/21/2022	2,250

TOTAL PUT OPTIONS WRITTEN (Premiums Received $3,329)					2,610

TOTAL OPTIONS WRITTEN (Premiums Received $8,065)					$5,185

1 Each option contract is equivalent to 100 shares of the underlying exchange-traded fund. All options are non-income producing.

ETF - Exchange Traded Fund

ETN - Exchange Traded Note

The accompanying notes are an integral part of these financial statements.

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2021 (Unaudited)

The following is a summary of the significant accounting policies followed by the Timber Point Global Allocations Fund (the “Global Fund”, formerly, the Crow Point Defined Risk Global Allocations Fund), and the Timber Point Alternative Income Fund (the “Income Fund”, formerly, the Crow Point Alternative Income Fund) (collectively, the “Funds”) in the preparation of its financial statements. The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Processes and Structure

The Funds’ Board of Trustees has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Adviser to apply those guidelines in determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
•	Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Trust's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock, exchange-traded funds (“ETFs”), mutual funds and closed-end funds (“CEFs”) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Money market funds – Money market funds are valued at their net asset value per share and are categorized as level 1.

Derivative instruments – Listed derivatives, including options, that are actively traded, are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Options held by the Funds for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within level 2 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models.

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2021 (Unaudited)

Fair Value Measurements (continued)

Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within level 2 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Funds’ NAV calculations that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds in which the Funds invest may default or otherwise cease to have market quotations readily available.

The Trustees of the 360 Funds adopted the M3Sixty Consolidated Valuation Procedures, which established a Valuation Committee to work with the Adviser and report to the Board of Trustees (the “Board”) on securities being fair valued or manually priced. The Independent Chairman and Trustee of the 360 Funds, along with the Trust’s Principal Financial Officer and Chief Compliance Officer are members of the Valuation Committee which meets at least monthly or, as required, to review the interim actions and coordination with the Adviser in pricing fair valued securities, and consideration of any unresolved valuation issues or a request to change the methodology for manually pricing a security. In turn, the Independent Chairman provides updates to the Board at the regularly scheduled board meetings as well as interim updates to the board members on substantive changes in a daily valuation or methodology issue.

If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as level 3 securities.

The following tables summarize the inputs used to value the Funds’ assets and liabilities measured at fair value as of December 31, 2021.

Global Fund: Financial Instruments – Assets
Security Classification	Level 1	Level 2	Level 3	Totals
Common Stock (1)	$2,391,517	$—	$—	$2,391,517
Closed-End Funds (1)	—	995,720	—	995,720
Exchange-Traded Funds (1)	16,922,172	—	—	16,922,172
Mutual Funds (1)	3,404,383	973,562	—	4,377,945
Preferred Stock (1)	341,600			341,600
Asset Backed Securities	—	1,407	—	1,407
Mortgage Backed Securities	—	4,011	—	4,011
Warrants (1)	348,870	—	—	348,870
Call Options Purchased	1,300	—	—	1,300
Short-Term Investment	6,666,490	—	—	6,666,490
Total Assets	$30,076,332	$1,974,700	$—	$32,051,032

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2021 (Unaudited)

Fair Value Measurements (continued)

Global Fund: Financial Instruments – Liabilities
Security Classification	Level 1	Level 2	Level 3	Totals
Call Options Written	$8,000	$—	—	$8,000
Put Options Written	5,760			5,760
Securities Sold Short	120,445			120,445
Total Liabilities	$134,205	$—	$—	$134,205

(1) For a detailed break-out of common stock, CEFs, ETFs, mutual funds, preferred stock and warrants by industry or asset class, please refer to the Schedules of Investments.

(2) In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

Income Fund: Financial Instruments – Assets
Security Classification	Level 1	Level 2	Level 3	Totals
Common Stock (1)	$85,666	$—	$—	$85,666
Preferred Stock (1)	227,780			227,780
Closed-End Funds (1)	—	995,721	—	995,721
Exchange-Traded Funds (1)	6,672,020	—	—	6,672,020
Warrants	26,625			26,625
Asset Backed Securities	—	4,675	—	4,675
Corporate Bonds (1)	—	8,176,142	—	8,176,142
Mortgage Backed Securities	—	12,034	—	12,034
Municipal Bonds		120,580		120,580
Short-Term Investment	1,341,397	—	—	1,341,397
Total Assets	$8,353,488	$9,309,152	$—	$17,662,640

Income Fund: Financial Instruments – Liabilities
Security Classification	Level 1	Level 2	Level 3	Totals
Call Options Written	$2,575	$—	$—	$2,575
Put Options Written	2,610			2,610
Securities Sold Short	64,855			64,855
Total Liabilities	$74,040	$—	$—	$74,040

(1) For a detailed break-out of common stock, preferred stock, ETFs, CEFs and corporate bonds by industry or asset class, please refer to the Schedules of Investments.

Short Sales – The Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2021 (Unaudited)

Fair Value Measurements (continued)

When Funds make a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. Funds are required to make a margin deposit in connection with such short sales; the Funds may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Funds cover their short positions, the Funds will incur a loss; conversely, if the price declines, the Funds will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Funds sell securities short, they will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its Custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).

Investment Companies – The Funds may invest in investment companies such as open-end funds (mutual funds), including exchange-traded funds (“ETFs”), closed-end funds (“CEFs”) and mutual funds (also referred to as "Underlying Funds") subject to limitations as defined in the 1940 Act. Your cost of investing in the Funds will generally be higher than the cost of investing directly in the Underlying Funds. By investing in the Funds, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Funds invest in addition to the Funds’ direct fees and expenses. Also, with respect to dividends paid by the Underlying Funds, it is possible for these dividends to exceed the underlying investments' taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Options – The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for unertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer (seller) the obligation to buy the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

If an option purchased by the Funds expires unexercised, the Funds realize a loss equal to the premium paid. If the Funds enter into a closing sale transaction on an option purchased by it, the Funds will realize a gain if the premium received by the Funds on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by the Funds expires on the stipulated expiration date or if the Funds enter into a closing purchase transaction, they will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If a call option written by the Funds is exercised, the proceeds of the sale will be increased by the net premium originally received and the Funds will realize a gain or loss. If a put option written by the Funds is exercised, the cost of the purchase will be decreased by the net premium originally received.

Swap Agreements – The Funds may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Funds than if they had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Funds’ obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Funds’ obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Funds) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Funds’ portfolio.

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2021 (Unaudited)

Fair Value Measurements (continued)

Wholly Owned Subsidiary – The Global Fund may invest up to 25% of its total assets in a wholly owned and controlled Cayman Islands subsidiary (the “Subsidiary”), which is expected to invest in one or a combination of (i) options, (ii) futures, (iii) forwards, (iv) spot contracts, or (v) swap contracts, each of which may be tied to (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices. The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of the Global Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by the Adviser and acts as an investment vehicle in order to effect certain investments consistent with the Global Fund’s investment objectives and policies specified in the Global Fund’s prospectus and statement of additional information. The inception date of the Subsidiary was December 1, 2018. As of December 31, 2021, total net assets of the Global Fund were $35,052,151, of which $5,433,916, or approximately 15.50%, represented the Global Fund’s ownership of the shares of the Subsidiary.

Derivatives Transactions

As of December 31, 2021, portfolio securities valued at $2,285,608 and $3,258,810 were held in escrow by the custodian as collateral for securities sold short and options written by the Global Fund and Income Fund, respectively.

As of December 31, 2021, the location on the Statements of Assets and Liabilities for financial derivative instrument fair values is as follows:

Global Fund:
Assets	Location	Equity Contracts
Call options purchased	Unaffiliated securities, at value	$1,300
Total Assets		$1,300

Liabilities:	Location	Equity Contracts
Call options written	Options written, at value	$8,000
Put Option Written	Options written, at value	5,760
Total Liabilities		$13,760

Income Fund:
Liabilities:	Location	Equity Contracts
Call options written	Options written, at value	$2,575
Put Option Written	Options written, at value	2,610
Total Liabilities		$5,185

Realized and unrealized gains and losses on derivatives contracts entered into by the Funds during the three month period ended December 31, 2021, are recorded in the following locations in the Consolidated Statement of Operations for the Alternatives Fund and the Statements of Operations for the Global Fund and the Income Fund:

Global Fund:
Net change in unrealized appreciation/(depreciation) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$(3,422)
Call options written	Options written	5,905
Put options written	Options written	9,998
Securities sold short	Securities sold short	33,925
		$46,406

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2021 (Unaudited)

Derivatives Transactions (continued)

Net realized gain (loss) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$(4,722)
Call options written	Options written	48,738
Put options written	Options written	118,780
		$162,796

Income Fund:
Net change in unrealized appreciation/(depreciation) on:	Location	Equity Contracts
Call options written	Options written	$2,161
Put options written	Options written	1,693
		$3,854

Net realized gain (loss) on:	Location	Equity Contracts
Call option written	Options written	$9,200
Put options written	Options written	28,363
		$37,563

The following tables indicates the average volume of each derivative during the three month period ended December 31, 2021:

Global Fund	Average Notional Value
Call Options Purchased	$50,000
Call Options Written	(172,500)
Put Options Written	(780,625)
Swaps	—

Income Fund	Average Notional Value
Call Options Written	$(40,625)
Put Options Written	(49,550)

Investments in Affiliated Companies

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities or of common management. Companies which are affiliates of the Fund at December 31, 2021, are noted in the Global Fund’s Consolidated Schedule of Investments. The Income Fund is a mutual fund that is an affiliate because they are under common management of the Adviser.

Transactions with affiliated companies during the three month period ended December 31, 2021 were as follows:

Global Fund:	Value as of September 30, 2021	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Purchases	Sales	Value as of December 31, 2021	Income received
Income Fund	$3,393,156	$—	$(27,794)	$—	$—	$3,404,383	$39,021
Total	$3,393,156	$—	$(27,794)	$—	$—	$3,404,383	$39,021

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2021 (Unaudited)

Tax Matters

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments at December 31, 2021 were as follows:

Fund	Cost	Gross Appreciation	Gross Depreciation	Net Appreciation
Global Fund	$31,548,055	$1,707,647	$(1,198,272)	$509,375
Income Fund	17,201,152	512,719	(121,271)	391,448

The difference between book basis and tax basis unrealized appreciation (depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, and adjustments for partnerships, real estate investment trusts, grantor trusts and C-Corporation return of capital distributions.